Summary of Significant Accounting Policies	12 Months Ended
Jul. 31, 2026
Summary of Significant Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation and principles of consolidation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”). They include the financial statements of the Company, its subsidiaries and the VIEs for which the Company is the primary beneficiary. All intercompany balances and transactions, including share-based compensation recharged among Group entities, are eliminated on consolidation.

Use of estimates

Preparing financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses and related disclosures. Significant estimates include the recoverability of advances to game developers and prepaid royalties; the useful lives and recoverability of property and equipment, capitalized software and films; the grant-date fair value of share-based awards; and the realization of deferred tax assets. Actual results could differ.

Emerging growth company status

The Company is an “emerging growth company” under the JOBS Act and has elected to use the extended transition period for complying with new or revised accounting standards. As a result, it adopts such standards on the dates applicable to private companies, unless it elects early adoption.

Cash and cash equivalents

Cash and cash equivalents consist of cash on hand, deposits held by banks and other financial institutions that are unrestricted as to withdrawal and use, and highly liquid investments with an original maturity of three months or less. The deposits for payment and settlement purposes held by banks and certain specified financial institutions in Japan are insured by Deposit Insurance Corporation of Japan (“DICJ”) without any coverage limit while the general deposits are covered by insurance provided by DICJ with a maximum limitation of JPY 10,000,000 (approximately $62,830) per depositor per financial institution. The deposits held by banks and financial institutions in Singapore are insured by Singapore Deposit Insurance Corporation Limited (“SDIC”) with a maximum limitation of SGD 100,000 (approximately $77,954) per depositor per financial institution. The deposits held by banks and financial institutions in the United States are insured by the Federal Deposit Insurance Corporation (“FDIC”) with a maximum limitation of $250,000 per depositor per financial institution. Cash equivalents include funds held in accounts with third-party payment service providers, such as PayPal, that are available for withdrawal on demand. As of July 31, 2026 and 2025, the Group had $76,133 and $nil cash equivalents, respectively.

Restricted cash

Restricted cash consists of cash pledged as security deposits for leases and to meet requirements for international money transfers. It is classified as current or noncurrent based on when the related agreements are expected to terminate. As of July 31, 2026 and 2025, current restricted cash was $125,812 and $160,620, respectively, representing amounts required for international money transfers. As of July 31, 2026 and 2025, noncurrent restricted cash was $497,905 and $nil respectively, representing collateral for the CTW US office lease. Restricted cash is included with cash and cash equivalents in the consolidated statements of cash flows, and a reconciliation to the balance sheets is presented in those statements.

	As of July 31,
	2026	2025
Cash and cash equivalents	$14,437,097	$12,208,630
Restricted cash – current	125,812	160,620
Restricted cash – noncurrent	497,905	—
Cash, cash equivalents and restricted cash	$15,060,814	$12,369,250

Accounts receivable

Accounts receivable consist primarily of amounts collected from end-users by third-party payment processors for in-game purchases that are owed to the Group but have not yet been remitted to it. They are stated at the amount expected to be collected, net of any allowance for expected credit losses (see “Expected credit loss”). Balances held with payment processors that are available for withdrawal on demand are presented as cash equivalents rather than accounts receivable. The allowance for credit losses as of July 31, 2026 and 2025 was $nil.

Expected credit loss

The Group accounts for credit losses under ASC 326, Financial Instruments – Credit Losses. Accounts receivable, the loan to a third party (within prepaid expenses and other current assets) and deposits (within prepaid expenses and other current assets and other noncurrent assets) are within its scope, and expected credit losses on them are recorded in general and administrative expenses. The Group estimates the expected credit losses for accounts receivable using the roll-rate method on a collective basis when similar risk characteristics exist. The roll-rate method stratifies the receivables balance by delinquency stages and projected forward in three-month increments using historical roll rate. In each year of the simulation, losses on the receivables are captured, and the ending delinquency stratification serves as the beginning point of the next iteration. The loss rate calculated for each delinquency stage is then adjusted for both current and forecasts of economic conditions. The management then applied the adjusted loss rate to respective receivables balance. For deposit and loan to third party, the Group uses the loss-rate method to evaluate the expected credit losses on an individual basis. When establishing the loss rate, the Group makes the assessment on various factors, including historical experience, credit-worthiness of debtors, current economic conditions, reasonable and supportable forecasts of future economic conditions, and other factors that may affect its ability to collect from the debtors. The Group also provides specific provisions for allowance when facts and circumstances indicate that the receivable is unlikely to be collected. No allowance was recorded for accounts receivable at July 31, 2026 or 2025.

Advance to game developers, net

Advance to game developers, net represents advance made to game developers to support their game development activities. The Group entered into game service contracts with qualified game developers to provide game developers, among other things, game distribution services. Each contract contains one game expected to be developed by the game developer and the associated services to be provided by the Group for that game. To support the game developers development of games, for game developers that have proven track records of successfully launching one or more games that drive significant in-game purchases or end user engagements, the Group also agree to provide them non-interest bearing advances to support their game development activities on the games identified within the contracts. These advances are only repaid through future revenue shares after the specific games are released and distributed through the Company’s game distribution platform. Game developers are not required to repay the advance received should they fail to develop the games or the subsequent revenue shares after games are released are less than the advance amount. The Company assessed the recoverability of the advances to game developers upon initial recognition and subsequently whenever there are indications that the carrying value of the advance to game developers may exceed the amount of consideration the Company expects to receive in the future. In such evaluation, the Company considers factors including but not limited to a) the popularity of the original intellectual property (“IP”) on which the developed game is based; b) the technology and experience of the game developers; and c) the Company’s previous experience with similar IPs and games. Advance to game developers that does not meet the capitalization criteria or subject to impairment are recorded as research and development expenses immediately. For the period from August 1, 2019 through July 31, 2026, the Company made a total of 66 advances to game developers to support their game development activities pursuant to the agreements entered into with them. Of these 66 advances, 7 were not recovered due to the failure of the respective developers to complete the development of the associated games. Additionally, the Company was unable to fully recover advances related to 8 games that went offline before full repayment was made. Furthermore, the Company assessed the recoverability of all outstanding advances and recorded valuation allowances for advances related to 12 additional games where the Company believes there is a risk that the full amount of the advances may not be collectable. The Company has recorded full valuation allowances for all such advances that are not expected to be recouped. As of July 31, 2026, 22 game developers have outstanding advances related to 39 games. As of July 31, 2025, 27 game developers have outstanding advances related to 42 games. As of July 31, 2026 and 2025, $2,020,640 and $8,115,468 and valuation provision has been provided to advances to game developers.

Prepaid royalties, net

The Group licenses Japanese animation intellectual property and pays minimum guaranteed royalties under certain contracts. Payments expected to be recovered through future royalties are capitalized and amortized as the related royalties are earned. Prepayments for titles with insufficient expected benefits are expensed as incurred. Each quarter, the Group evaluates the expected future realization of the prepaid royalties by comparing the undiscounted future cash flows and the carrying value of the prepaid royalties. If an impairment exists, then the related assets are written down to fair value. The amortization and impairment expenses related to royalties are recorded in the cost of revenue in the consolidated statements of comprehensive income. Impairment losses are not reversed. A new contractual right to apply a previously expensed minimum guarantee to another title does not, by itself, result in reinstatement of the previously expensed amount as a prepaid royalty asset (Note 7).

Fair value measurements

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-level fair value hierarchy prioritizes the inputs used to measure fair value. The hierarchy requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

●	Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

●	Level 2 – inputs to the valuation methodology included quoted prices for similar assets and liabilities in active markets, quoted market prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable and inputs derived from or corroborated by observable market data.

●	Level 3 – inputs to the valuation methodology are unobservable

Unless otherwise disclosed, the fair value of the Group’s financial instruments, including cash and cash equivalent, accounts receivable, other receivable, accounts payable, accrued liabilities and other payable, and income taxes payable, approximate the fair value of the respective assets and liabilities as of July 31, 2026 and 2025 based upon the short-term nature of the assets and liabilities.

Property and equipment, net

Property and equipment is stated at cost less accumulated depreciation, which is computed on a straight-line basis over the estimated useful lives, as follows:

Useful life
Buildings	17 – 19 years
Leasehold improvement	Lesser of useful life and lease term
Automobiles	3 – 6 years
Office and electric equipment	3 – 10 years

Expenditures for maintenance and repairs, which do not materially extend the useful lives of the assets are charged to expense as incurred. Expenditures for major renewals and betterments which substantially extend the useful life of assets are capitalized. The cost and related accumulated depreciation of assets retired or sold are removed from the respective accounts, and any gain or loss is recognized in the consolidated statements of comprehensive (loss) income.

Intangible assets, net

The Group accounts for software developed, obtained or modified for its internal needs, including the software used to operate the G123 platform, under ASC 350-40, Intangibles – Goodwill and Other – Internal-Use Software. Customers and game developers do not take possession of the platform software, and the Group has no substantive plan to sell, lease, license or otherwise market it; the software therefore supports a hosted service and is internal-use software. Payments to third-party game developers for game content, distribution rights or revenue sharing are not internal-use software costs.

Effective August 1, 2025, the Group early adopted ASU 2025-06 prospectively. Capitalization begins when management has authorized and committed to funding a project and it is probable that the project will be completed and used for its intended function. Significant development uncertainty must first be resolved. Qualifying payroll and related costs and external direct development costs are capitalized; preliminary activities, training, maintenance, data conversion and general overhead are expensed. Enhancements qualify only when they add functionality and meet the capitalization criteria. Intercompany markups are eliminated.

Capitalization ceases when the software or a functionally independent component is substantially complete and ready for its intended use. Capitalized costs are amortized on a straight-line basis over an estimated three-year useful life beginning when the software is ready for use and are reviewed for impairment or abandonment. Software development costs capitalized during the year ended July 31, 2026 were $4,131,713 (Note 9).

Leases

Effective August 1, 2021, the Group adopted ASC 842, Leases. The adoption of this standard did not have a material impact on the Group’s consolidated financial statements. Therefore, no adjustments to opening retained earnings were necessary. The Group leases administrative office, which is classified as operating leases in accordance with Topic 842. Under Topic 842, lessees are required to recognize the following for all leases (with the exception of short-term leases, usually with an initial term of 12 months or less) on the commencement date: (i) lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis; and (ii) right-of-use (“ROU”) asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term.

At the commencement date, the Group recognizes the lease liability at the present value of the lease payments not yet paid, discounted using the interest rate implicit in the lease or, if that rate cannot be readily determined, the Group’s incremental borrowing rate for the same term as the underlying lease. The ROU asset is recognized initially at cost, which primarily comprises the initial amount of the lease liability, plus any initial direct costs incurred, less any lease incentives received. All ROU assets are reviewed for impairment annually. The Group also established a capitalization threshold of $10,000 for lease to be recognized as ROU and lease liability.

Investment in films and television programs

Investment in films and television programs includes the unamortized costs of films and television programs. From time to time, the Company entered into certain investment and collaboration agreements with other qualified investors and the production management entities pursuant to which the Company agreed to invest a fixed amount of money in the respective Japanese animation films and television programs in exchange for a share of revenue proportional to its investment percentage after deducting operating expenses, administrative fees and related taxes. The initial investment in films and television programs is capitalized when incurred and subsequently amortized over the estimated period of use.

Deferred offering costs

The Group complies with the requirement of the ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A — “Expenses of Offering”. Deferred offering costs consist of underwriting, legal, accounting and other expenses incurred through the balance sheet date that are directly related to the intended initial public offering (“IPO”). Deferred offering costs will be charged to shareholders’ equity upon the completion of the IPO. Should the IPO prove to be unsuccessful, these deferred costs, as well as additional expenses to be incurred, will be charged to the consolidated statements of comprehensive (loss) income. As of July 31, 2026 and July 31, 2025, deferred IPO costs were $nil and $1,429,523, respectively.

Impairment of long-lived assets

Long-lived assets with finite lives, primarily, prepaid royalties, property and equipment and investment in films and television programs are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If the estimated cash flows from the use of the asset and its eventual disposition are below the asset’s carrying value, then the asset is deemed to be impaired and written down to its fair value. For the years ended July 31, 2026, 2025 and 2024, the Group had impairment loss of $nil, $nil, and $46,453 related to its investment in films and television programs, respectively. The impairment loss for investment in films and television programs is recorded in the general and administration expenses in the consolidated statements of comprehensive (loss) income.

Long-lived assets with finite lives, including property and equipment, ROU assets, capitalized software, prepaid royalties and investment in films and television programs, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. An impairment loss is recognized when the undiscounted cash flows are less than the carrying amount, measured as the excess of carrying amount over fair value. Previously recognized impairment losses are not reversed.

Share-based compensation

The Group measures equity-classified share-based awards to employees and non-employees at grant-date fair value. For awards with service conditions only, it recognizes the expense on a straight-line basis over the requisite service period, net of forfeitures as they occur. The fair value of share options is estimated using the Black-Scholes option-pricing model, and the fair value of RSUs and share awards is based on the closing price of the Class A ordinary shares on the grant date. Share-based compensation is recognized in the consolidated statements of operations by the function of the grantee. Shares issued to third parties for services directly attributable to the IPO are measured at fair value and charged to additional paid-in capital as offering costs

Revenue recognition

The Group generates its revenues primarily through sales of its services to game developers and recognizes revenue in accordance with ASC 606. The core principle requires an entity to recognize revenue to depict the transfer of controls over goods or services to customers in an amount that reflects the consideration that it expects to be entitled to receive in exchange for those goods or services recognized as performance obligations are satisfied.

ASC 606 requires the use of a new five-step model to recognize revenue from customer contracts. The five-step model requires that the Group (i) identify the contract with the customer, (ii) identify the performance obligations in the contract, (iii) determine the transaction price, including variable consideration to the extent that it is probable that a significant future reversal will not occur, (iv) allocate the transaction price to the respective performance obligations in the contract, and (v) recognize revenue when (or as) the Group satisfies the performance obligation. The application of the five-step model to the revenue streams compared to the prior guidance did not result in significant changes in the way the Group records its revenue.

The Group enters into contracts with third-party game developers to provide a range of services, including but not limited to facilitating the use of intellectual property (IP) derived from Japanese animation titles for game development and offering game distribution services. Each contract contains one game expected to be developed by the game developer and the associated services to be provided by the Group for the game. Game developers use these services to develop and monetize Japanese animation IP-based games through the Group’s HTML 5 gaming platform at G123.jp. In return, the Group receives a fixed proportion of the end-users’ in-game purchase amount, representing the variable consideration for the services rendered. Each contract generally allows the game developer to develop a specific game using the IP access to them in a period of two to three years. In general, the Group has distributed the developed games on behalf of game developers through its platform, enabling end users to access games for an initial period of three years from the date the game is launched. The game developers are responsible for fulfilling gaming activities and providing in-game items to end users upon request. End users purchase in-game items within the games, and the order information including the amount to be collected is transferred from the game to the Group, which partners with various payment processing companies to facilitate payment collection from end users. Based on the payment status, game developers deliver the requested in-game items to end users. The price as well as the useful lives of in-game items vary and are solely defined and controlled by the game developers. The Group does not provide any incentive to end users for their purchase of in-game items. The Group does not control or have the ability to modify the games. All intellectual property rights to the games remain with the game developers. These services provided to the game developers represent the Group’s ordinary activities, aligning with its operational objectives. Accordingly, the Group identifies game developers as its customers, and these contracts meet the criteria for a customer contract under ASC 606.

The Group has determined that its contracts with game developers includes up to four distinct performance obligations: (1) providing access to IP-related content for game development, (2) online gaming distribution services, (3) game development support services, and (4) game marketing and advertising services. These performance obligations all comprise series of services that are satisfied over time, as customers simultaneously receive and consume the benefits of the services as the Group performs. These services are provided throughout the contractual term and cannot be selectively used, paused, or opted out of by game developers once the contract is in effect.

The variable consideration to be received by the Group relates to the uncertainties inherent in the benefits to and usage by the game developers, as it is directly linked to the actual in-game purchase amounts generated by end users. In accordance with ASC 606-10-32-40, the Group’s variable consideration arrangement with its customers qualifies for the variable consideration allocation exception. In accordance with ASC 606-10-32-39, the Company allocates the variable consideration to the distinct time periods (e.g., each month) in which the services are provided, rather than across the entire contract. The Company recognizes revenue monthly based on the actual top-up amounts multiplied by the predetermined fixed revenue share percentage, which reflects the value of services transferred during that period. The allocation among the four performance obligations is not further disaggregated, as the total transaction price earned each day or month is fixed and measurable, and no additional allocation is required. This amount of revenue recognized served as an appropriate measure of the value received by the customers. Other than the aforementioned variable consideration, there is no other fixed and variable fee arrangement between the Group and its customers. The Group does not allow refund for services provided and the Group does not provide any incentive to game developers for services provided.

As part of the online gaming distribution services, the Group collects the in-game purchase amount from end-users on behalf of game developers from third-party payment processing companies such as PayPal. The Group withholds its share of the in-game purchase amount. The balance to be paid to game developers is initially recognized as a liability and derecognized after paid. $1,788,655 and $2,369,304 is to be paid to game developers related to their share for the in-game purchases and are recorded in the accounts payable in the consolidated balance sheets as of July 31, 2026 and 2025, respectively.

Contract Assets and Liabilities

As of July 31, 2026 and 2025, the Group had unearned revenue of $145,000, included in accrued expenses and other current liabilities, is a contract liability. It is an advance received from a game developer under a revenue share agreement to distribute one game in mainland China, and will be deducted from the revenue share payable to the Group. The advance is recognized as revenue as the related revenue share is earned. No revenue was recognized in 2026 from the contract liability balance at the beginning of the year. The Group provides advances to game developers to support their game development activities. See “Advance to game developers, net” above for the Group’s accounting policies related to the advance to game developers.

Revenue by end-user geography was:

	For the years ended July 31,
	2026	2025	2024
Japan	$52,767,454	$62,892,062	$55,747,390
South Korea	10,492,567	9,338,947	3,242,329
North America	6,169,260	7,517,998	4,174,329
Taiwan, Hong Kong and Macau	7,958,882	4,647,850	2,773,851
Europe	2,482,756	3,050,071	1,386,754
Other	2,638,491	2,923,865	1,099,924
Total	$82,509,410	$90,370,793	$68,424,577

Revenue is attributed to geographic areas based on the location of end users, in proportion to their in-game purchases. North America comprises the United States, its territories and Canada.

Cost of revenue

Cost of revenue consists mainly of royalties to IP holders, game developer support costs, platform maintenance (including employee costs), server and communication costs, payment-processing transaction fees, and amortization and impairment of prepaid royalties and films.

Advertising expenses

Advertising expenses primarily include advertisement for the Group’s G123 gaming platform and the games distributed on the platform. Advertising costs are expensed as incurred and the total amounts charged to “selling and marketing expenses” in the consolidated statements of comprehensive income were $41,013,358, $52,396,511 and $37,309,197 for the years ended July 31, 2026, 2025 and 2024, respectively.

Research and development expenses

In connection with the design and development of our distribution platform and related tools and technology, the Group expense all internal research costs as incurred, which primarily comprise employee costs, internal and external costs related to execution of studies, testing costs, and depreciation for property and equipment used in the research and development activities.

Contingent gains

The Group recognizes contingent gains in accordance with the guidance in ASC 450-30, Contingencies – Gain Contingencies. Contingent gains represent potential inflows of economic benefits that are dependent upon the occurrence or non-occurrence of one or more uncertain future events not wholly within the control of the Group. In accordance with U.S. GAAP, such gains are not recognized in the consolidated financial statements until realization is deemed to be virtually certain, and the underlying uncertainty has been resolved. Contingencies are recognized when realized or realizable and the underlying uncertainty has been resolved. The recovery of previously impaired assets in 2026 and 2025 is described in Note 18.

The Group continuously evaluates all contingent gain situations, including claims, litigation outcomes, insurance recoveries, or other contractual rights, based on currently available information and consultation with internal and external advisors. When realization of income is considered virtually certain and collection is assured, the related gain is recognized in the period the condition is met. Prior to such time, contingent gains are not recorded and are disclosed in the notes to the financial statements if the potential inflow of economic benefits is probable and material.

Income taxes

The Group accounts for current income taxes in accordance with the laws of the relevant tax authorities. Deferred income taxes are recognized when temporary differences exist between the tax bases of assets and liabilities and their reported amounts in the consolidated financial statements. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period including the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

An uncertain tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. Penalties and interest incurred related to underpayment of income tax are classified as income tax expense in the period incurred. No significant penalties or interest relating to income taxes have been incurred during the years ended July 31, 2026, 2025 and 2024. The Group does not believe there was any uncertain tax provision as of July 31, 2026 and 2025.

The Group’s subsidiary in Japan are subject to the income tax laws of Japan. As of July 31, 2026, the tax years ended July 31, 2021 through July 31, 2026 for the Company’s operating entities in Japan remain open for statutory examination by the Japanese tax authorities. The Company’s subsidiaries in Singapore, the People’s Republic of China (“PRC”), Hong Kong, and the United States, as well as, its VIEs in the PRC and Taiwan, are subject to income taxes in their respective jurisdictions. As of July 31, 2026, the tax years since the years of incorporations of these subsidiaries and VIEs through July 31, 2026 remain open for statutory examination by the relevant taxing authorities.

(Loss) earnings per share

The Group computes earnings per share (“EPS”) in accordance with ASC 260, “Earnings per Share” (“ASC 260”). ASC 260 requires companies with complex capital structures to present basic and diluted EPS. Basic (loss) earnings per share is computed by dividing net (loss) income by the weighted-average number of ordinary shares outstanding during the period. Class A and Class B ordinary shares have the same rights to dividends and in liquidation and are presented as one class. Shares issued to the share incentive reserve that have not been delivered to award holders are not outstanding and are excluded. Diluted (loss) per share includes the dilutive effect of share options and RSUs under the treasury stock method. For the year ended July 31, 2026, 2,415,400 options and 106,870 unvested RSUs were excluded from diluted loss per share because their effect was antidilutive. There were no potentially dilutive securities for the years ended July 31, 2026, 2025 and 2024.

	For the years ended July 31,
	2026	2025	2024
Net (loss) income	$(4,131,668)	$3,828,563	$5,977,639
Weighted-average shares – basic	62,418,382	60,000,000	60,000,000
Weighted-average shares – diluted	62,418,382	60,000,000	60,000,000
Basic (loss) earnings per share	$(0.07)	$0.06	$0.10
Diluted (loss) earnings per share	$(0.07)	$0.06	$0.10

Risks and uncertainties

Political and economic risk

The Group distributes games to global end users on behalf of game developers. For the years ended July 31, 2026, 2025 and 2024, a significant portion of the Group’s revenue is ultimately contributed by end users in Japan, United States, South Korea and Taiwan district. Accordingly, the Group’s business, financial condition, and results of operations may be influenced by political, economic, and legal environments in Japan, the United States, South Korea and Taiwan district, as well as by the general state of their economy. The Group’s results may be adversely affected by changes in the political, regulatory, and social conditions in Japan, the United States, South Korea and Taiwan district. Although the Group has not experienced losses from these situations and believes that it is in compliance with existing laws and regulations, including its organization and structure disclosed in Note 1, such experience may not be indicative of future results.

Credit risk

Cash and cash equivalents are held primarily with financial institutions in the United States, Singapore, Japan, Taiwan and the PRC. The Cayman entities’ cash is held in the United States. Bank balances may exceed applicable deposit insurance limits. The Group is exposed to the credit risk of these institutions and payment processors.

Concentrations

The Group depends on a limited number of game developers, payment processors, IP licensors and advertising providers. A loss of these relationships could adversely affect its operations. One developer represented approximately 37.6% of accounts payable at July 31, 2026. Two developers represented 51.00% and 14.02% at July 31, 2025.

	For the years ended July 31,
	2026	2025	2024
Customer A (Game: Vivid Army)	20.20%	30.07%	40.26%
Customer B (Games: Queens Blade, Strike the Blood Daybreak)	Less than 10%	12.55%	27.04%
Customer C (Game: So I’m a Spider, So What? Ruler of the Labyrinth)	Less than 10%	15.76%	—
Customer E (Games: Arifureta: From Commonplace to World’s Strongest – Rebellion Soul), BLACK LAGOON Heaven’s Shot, Dropkick on My Devil!! Chaos)	17.50%	13.04%	Less than 10%

The table above shows the revenue shares of customers that accounted for 10% or more of revenue in any year presented. Revenue from these customers was approximately $16.8 million (Customer A), $17.7 million (Customer E) and $12.0 million (Customer G) in 2026; $27.2 million (Customer A), $11.3 million (Customer B), $14.2 million (Customer C) and $11.8 million (Customer E) in 2025; and $27.5 million (Customer A) and $18.5 million (Customer B) in 2024.

Accounts receivable due from significant third-party payment processing companies representing 10% or more of the Group’s accounts receivable as of July 31, 2026 and 2025 are as follows:

	As of July 31,
	2026	2025
Payment processing company I	52.7%	65.9%
Payment processing company II	10.9%	Less than 10%
Payment processing company III	10.4%	12.7%

Purchases made from significant suppliers representing 10% or more of the Group’s purchases for the years ended July 31, 2026, 2025 and 2024 are as follows:

	For the years ended July 31,
	2026	2025	2024
Supplier X	26.87%	24.32%	50.90%
Supplier Y	18.78%	25.06%	10.36%

Foreign currency translation

The functional currency for CTW and its subsidiaries in Hong Kong and Singapore are U.S Dollar (“US$”). The Group’s functional currency for its Japanese subsidiary is the Japanese Yen (“JPY”). The functional currency for its Taiwan VIE is the New Taiwan Dollars (“NTD”) and the functional currency for its subsidiaries in mainland China is Chinese Yuan (“CNY”). The Group’s Consolidated financial statements have been translated into the reporting currency of U.S. Dollars (“US$”). Assets and liabilities of the Group are translated at the exchange rate at each reporting period end date. Equity is translated at historical rates. Income and expense accounts are translated at the average rate of exchange during the reporting period. The resulting translation adjustments are reported under other comprehensive income. Gains and losses resulting from foreign currency transactions are reflected in the results of operations.

The following table outlines the currency exchange rates that were used in creating the Consolidated financial statements in this report:

	July 31, 2026		July 31, 2025		July 31, 2024
	Year-end spot rate	Average rate	Year-end spot rate	Average rate	Average rate
US$ against JPY	US$1=JPY159.1600	US$1=JPY155.7466	US$1=JPY150.6000	US$1=JPY148.6506	US$1=JPY137.7066
US$ against RMB	US$1=RMB6.7509	US$1=RMB6.9589	US$1=RMB7.2002	US$1=RMB7.2067	US$1=RMB6.9897
US$ against TWD	US$1=TWD32.2700	US$1=TWD31.2945	US$1=TWD29.9100	US$1=TWD31.8010	US$1=TWD30.815

Recent accounting pronouncements

The Group adopted ASU 2023-09, Income Taxes—Improvements to Income Tax Disclosures, effective August 1, 2025 using prospective transition. The new disclosures apply to 2026; comparative disclosures were not recast under the new requirements. ASU 2025-06, Targeted Improvements to the Accounting for Internal-Use Software, was early adopted as of August 1, 2025 and applied prospectively to costs incurred from that date for new and in-process projects. No cumulative-effect adjustment was recorded and prior periods were not adjusted. The Group adopted ASU 2023-07, Improvements to Reportable Segment Disclosures, in 2025.

In March 2024, the FASB issued ASU No. 2024-02, “Codification Improvements – Amendments to Remove References to the Concepts Statements”. The amendments in this ASU remove the various references to FASB Concept Statements from the codification to make clear distinction between authoritative and non-authoritative literature in the codification. This is ASU is effective for fiscal years beginning after December 15, 2024 with early adoption permitted. The adoption of this ASU is not expected to have a material impact on the Group’s consolidated financial statements.

ASU 2024-03, Disaggregation of Income Statement Expenses, as clarified by ASU 2025-01, is effective for the Group’s fiscal year ending July 31, 2028 and interim periods within the following fiscal year. ASU 2025-05, Measurement of Credit Losses for Accounts Receivable and Contract Assets, permits all entities to assume current conditions remain unchanged over the remaining life of eligible current receivables and contract assets. Its additional election to consider subsequent collections is limited to entities other than public business entities. The amendments are effective for the Group’s fiscal year ending July 31, 2027, with prospective application and early adoption permitted. The Group is evaluating their effects. Other accounting standards updates issued but not yet effective, including ASUs 2025-03, 2025-04, 2025-07 through 2025-12 and 2026-01 through 2026-03, are not expected to have a material effect on the consolidated financial statements.

In September 2025, the FASB issued ASU No. 2025-06, Intangibles—Goodwill and Other—Internal-Use Software (Subtopic 350-40): Accounting for Internal-Use Software. This ASU provides updated guidance on the accounting for internal-use software, including clarifying the scope of software arrangements, aligning the capitalization guidance for certain cloud computing and software development arrangements, and enhancing consistency in the recognition of implementation costs. The Company early adopted ASU 2025-06 on August 1, 2025, on a prospective basis. Accordingly, the updated guidance is applied to qualifying costs incurred on or after the adoption date, while prior period amounts were not adjusted. Since adoption, the Company has capitalized approximately $4.1 million of qualifying internal-use software and cloud computing implementation costs, which are included within other noncurrent assets in the consolidated balance sheets. The adoption of this ASU did not have a material impact on the Group’s consolidated financial position or cash flows; however, it reduced operating expenses and net loss for the period by the amount capitalized, and may affect the timing of expense recognition for such costs in future periods.

In December 2025, the FASB issued ASU No. 2025-11, “Interim Reporting (Topic 270): Narrow-Scope Improvements.” The amendments clarify the applicability, form and content of interim financial statements, consolidate existing interim disclosure requirements within Topic 270, and establish a disclosure principle addressing events and changes since the most recent annual reporting period that materially affect an entity. For public business entities, the amendments take effect for interim periods in fiscal years beginning after December 15, 2027. Under the Group’s election to use the extended transition period available to emerging growth companies, the Group expects to adopt the amendments for interim periods within the fiscal year beginning August 1, 2029, provided the Company remains an emerging growth company. Early adoption is permitted, and the amendments may be applied prospectively or retrospectively. The Group is currently evaluating the impact of this ASU on its interim financial statement presentation and disclosures.

In December 2025, the FASB issued ASU No. 2025-12, “Codification Improvements.” The amendments make technical corrections, clarify existing guidance and introduce other incremental improvements across various topics in the FASB Accounting Standards Codification. The amendments take effect for all entities in fiscal years beginning after December 15, 2026, including interim periods within those fiscal years, and therefore are effective for the Group beginning August 1, 2027. Early adoption is permitted on an issue-by-issue basis. The amendments generally permit prospective or retrospective application, except for certain amendments to earnings per share guidance, which require retrospective application. The adoption of this ASU is not expected to have a material impact on the Group’s consolidated financial statements.